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                                                                    EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Andrea Wenholz, the Vice President and Chief Financial Officer of Crossroads Systems, Inc. (the "Company"), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2003 as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the report.


Dated:  January 21, 2004


/s/ ANDREA WENHOLZ
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Andrea Wenholz
Vice President and Chief Financial Officer
(Principal Accounting Officer)